EXHIBIT 32(ii)

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Stryker Corporation (the "Company") for the quarter ending March 31, 2007 (the "Report"), I, Dean H. Bergy, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange
Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition results of operations of the Company.

/s/ DEAN H. BERGY

Dean H. Bergy

Chief Financial Officer

April 27, 2007